HYDROGEN ENGINE CENTER, INC. 602 EAST FAIR DRIVE ALGONA, IA 50511 **BORROWER'S NAME AND ADDRESS** "I" includes each borrower above, jointly and severally.	FARMERS STATE BANK 501 EAST STATE STREET P.O. BOX 250 ALGONA, IA 50511 **LENDER'S NAME AND ADDRESS** "You" means the lender, its successors and assigns.	Loan Number ______ Date 04-03-2007 Maturity Date 04-03-2008 Loan Amount $ 600,000.00 Renewal Of 77486

For value received, I promise to pay to you, or your order, at your address listed above the **PRINCIPAL** sum of SIX HUNDRED THOUSAND AND NO/100 Dollars $ 600,000.00

[X] **Single Advance:** I will receive all of this principal sum on 04-03-2007. No additional advances are contemplated under this note.

[ ] **Multiple Advance:** The principal sum shown above is the maximum amount of principal I can borrow under this note. On ______ I will receive the amount of $______ and future principal advances are contemplated.

Conditions: The conditions for future advances are ______

[ ] **Open End Credit:** You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on ______.

[ ] **Closed End Credit:** You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 04-03-2007 at the rate of 7.250 % per year until 04-03-2008.

[ ] **Variable Rate:** This rate may then change as stated below.

[ ] **Index Rate:** The future rate will be ______ the following index rate: ______

[ ] **No Index:** The future rate will not be subject to any internal or external index. It will be entirely in your control.

[ ] **Frequency and Timing:** The rate on this note may change as often as ______. A change in the interest rate will take effect ______.

[ ] **Limitations:** During the term of this loan, the applicable annual interest rate will not be more than ______% or less than ______%. The rate may not change more than ______% each ______.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

[ ] The amount of each scheduled payment will change. [ ] The amount of the final payment will change.

[ ] ______.

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

[X] on the same fixed or variable rate basis in effect before maturity (as indicated above).

[ ] at a rate equal to ______.

[X] **LATE CHARGE:** If a payment is made more than 15 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT WITH A MAX OF $25.00

[X] **ADDITIONAL CHARGES:** In addition to interest, I agree to pay the following charges which [ ] are [X] are not included in the principal amount above: APPRAISAL, RECORDING, ABSTRACTING, ATTORNEY FEES.

PAYMENTS: I agree to pay this note as follows:

11 MONTHLY PAYMENTS OF $4,340.00 BEGINNING 05-03-2007 AND 1 BALLOON PAYMENT OF $595,592.28 ON 04-03-2008.

[X] **Unpaid Interest:** Any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:

[X] If checked, this note is a credit agreement subject to Iowa Code § 535.17 and the following notice is applicable to this note.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THESE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

[X] **SECURITY:** This note is separately secured by (describe separate document by type and date):

REAL ESTATE MORTGAGE DATED 4-4-06

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is FINANCE HYDROGEN ENGINE COMMERCIAL BUILDING

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

HYDROGEN ENGINE CENTER, INC.

THEODORE G. HOLLINGER, PRESIDENT

Signature for Lender

Sandra M. Batt
Sandra M. Batt, Treasurer + CFO